Statement of Changes in Net Assets Available for Benefits - EBP 003	12 Months Ended
Dec. 31, 2025 USD ($)
Investment income:
Dividends and interest	$ 12,268,289
Net realized/unrealized appreciation in fair value of investments	42,114,123
Total Investment Income	54,382,412
Interest income on notes receivable from participants	460,067
Contributions:
Participants	17,299,933
Employer	11,450,556
Participant rollover contributions	1,195,255
Total contributions	29,945,744
Total Additions	84,788,223
DEDUCTIONS FROM NET ASSETS ATTRIBUTED TO:
Benefit payments to participants	49,813,774
Administrative expenses	119,595
Total Deductions	49,933,369
Net increase in net assets available for benefits	34,854,854
Net assets available for benefits, beginning of year	403,462,040
Net assets available for benefits, end of year	$ 438,316,894